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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                  ------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):      July 28, 1998



                        WINDMERE-DURABLE HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


FLORIDA                           1-10177                59-1028301
(State or other jurisdiction    (Commission           (I.R.S. Employer
of incorporation)               File Number)         Identification No.)



5980 MIAMI LAKES DRIVE
MIAMI LAKES, FLORIDA                                        33014
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:   (305) 362-2611










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                           CURRENT REPORT ON FORM 8-K

                        WINDMERE-DURABLE HOLDINGS, INC.

                                 August 3, 1998


ITEM 5.   OTHER EVENTS.

          On July 28, 1998, Windmere-Durable Holdings, Inc., a Florida corporation (the "Company"), announced that Salton/Maxim Housewares, Inc. ("Salton") had completed the purchase of the 6,535,072 shares of Salton common stock owned by the Company in accordance with the stock agreement, dated as of May 6, 1998 (the "Stock Agreement"), between the Company, Salton and certain Salton Executive Related Parties (as defined therein).

          The foregoing is qualified in its entirety by reference to the Stock Agreement, the full text of which is incorporated herein by reference as Exhibit 10.1, a corrected form of Schedule I to Exhibit A to the Stock Agreement, incorporated herein by reference as Exhibit 10.2, the press release, dated May 19, 1998, jointly issued by the Company and Salton, incorporated herein by reference as Exhibit 99.1, the press release issued by the Company on July 20, 1998, incorporated herein by reference as Exhibit 99.2 in the press release issued by the Company on July 28, 1998, filed herewith as Exhibit 99.3.







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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial Statements of Business Acquired.

               Not Applicable.

          (b)  Pro Forma Financial Information.

               Not Applicable.

          (c)  Exhibits.

EXHIBIT NO.              DESCRIPTION

10.1* Stock Agreement, dated as of May 6, 1998, by and between the Company, Salton and certain Salton Executive Related Parties (as defined therein).

10.2** Corrected form of Schedule I to Exhibit A to the Stock Agreement, dated as of May 6, 1998, by and between the Company, Salton and certain Salton Executive Related Parties (as defined therein).

99.1**         Press Release, dated May 19, 1998, jointly filed by the
               Company and Salton.

99.2***        Press Release, dated July 20, 1998, filed by the Company.

99.3           Press Release, dated July 28, 1998, filed by the Company.

---------------
* Incorporated herein by reference and filed as an exhibit to the Company's Current Report on Form 8-K, dated May 6, 1998.

** Incorporated herein by reference and filed as an exhibit to the Company's Current Report on Form 8-K, dated May 19, 1998.

*** Incorporated herein by reference and filed as an exhibit to the Company's Current Report on Form 8-K, dated July 20, 1998.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   WINDMERE-DURABLE HOLDINGS, INC.


Date: August 3, 1998               By: /s/ CINDY R. SOLOVEI
                                       ------------------------------
                                         Cindy R. Solovei, Treasurer
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                                 EXHIBIT INDEX


EXHIBIT NO.              DESCRIPTION

10.1* Stock Agreement, dated as of May 6, 1998, by and between the Company, Salton and certain Salton Executive Related Parties (as defined therein).

10.2** Corrected form of Schedule I to Exhibit A to the Stock Agreement, dated as of May 6, 1998, by and between the Company, Salton and certain Salton Executive Related Parties (as defined therein).

99.1**         Press Release, dated May 19, 1998, jointly filed by the
               Company and Salton.

99.2***        Press Release, dated July 20, 1998, filed by the Company.

99.3           Press Release, dated July 28, 1998, filed by the Company.

---------------
* Incorporated herein by reference and filed as an exhibit to the Company's Current Report on Form 8-K, dated May 6, 1998.

** Incorporated herein by reference and filed as an exhibit to the Company's Current Report on Form 8-K, dated May 19, 1998.

*** Incorporated herein by reference and filed as an exhibit to the Company's Current Report on Form 8-K, dated July 20, 1998.